UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014

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UDR, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (720) 283-6120

Not Applicable
Former name or former address, if changed since last report
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On June 26, 2014, UDR, Inc., a Maryland corporation (the “Company”), issued $300,000,000 aggregate principal amount of the Company’s 3.750% Medium-Term Notes, Series A due July 1, 2024 (the “Notes”). On June 17, 2014, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Morrison & Foerster LLP.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
99.1	Press Release dated June 17, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

June 26, 2014	By:	/s/ Thomas M. Herzog

Name: Thomas M. Herzog
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Morrison & Foerster LLP.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
99.1	Press Release dated June 17, 2014.